Exhibit 10.16
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

RA CAPACITY CONFIRMATION
BETWEEN
MMC ENERGY NORTH AMERICA, LLC
AND
OCCIDENTAL POWER SERVICES, INC.

This Long Form Resource Adequacy (“RA”) Capacity Confirmation (“Confirmation Agreement”) shall confirm and effectuate the agreement reached on January 23, 2007 (the “Confirmation Effective Date”) between MMC Energy North America, LLC (“MMC” or “Seller”) and Occidental Power Services, Inc. (“OPSI” or “Buyer”), each individually a “Party” and together the “Parties”, in which Seller agrees to provide to Buyer the right to the RA capacity product described herein (the “Product”). Subject to the terms and conditions of this Confirmation Agreement, Seller shall sell to Buyer and Buyer shall purchase from Seller the Product as specified below. Capitalized terms used but not otherwise defined in this Confirmation Agreement have the meanings described in the Tariff (as defined below).

ARTICLE 1
DEFINITIONS

1.1
“Applicable Laws” means any law, rule, regulation, order, decision, judgment, or other legal or regulatory determination by any Governmental Body having jurisdiction over one or both Parties or this Transaction, including without limitation, the Tariff.

1.2
“Bankrupt” means with respect to any entity, such entity (i) files a petition or otherwise commences, authorizes or acquiesces in the commencement of a proceeding or cause of action under any bankruptcy, insolvency, reorganization or similar law, or has any such petition filed or commenced against it, (ii) makes an assignment or any general arrangement for the benefit of creditors, (iii) otherwise becomes bankrupt or insolvent (however evidenced), (iv) has a liquidator, administrator, receiver, trustee, conservator or similar official appointed with respect to it or any substantial portion of its property or assets, or (v) is generally unable to pay its debts as they fall due.

1.3
“Business Day” means any day except a Saturday, Sunday, or a Federal Reserve Bank holiday. A business day shall open at 8:00 a.m. and close at 5:00 p.m. local time for the relevant Party’s principal place of business. The relevant Party, in each instance unless otherwise specified, shall be the Party from whom the notice, payment or delivery is being sent, and by whom the notice or payment or delivery is to be received.

1.4	“Buyer” has the meaning specified in the introductory paragraph hereof.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

1.5	“CAISO” means the California Independent System Operator, or its successor.

1.6	“CAISO Control Area” has the meaning specified in the Tariff.

1.7	“CAISO Controlled Grid” has the meaning specified in the Tariff.

1.8
“Capacity Replacement Price” means (a) the price paid for any Replacement Capacity purchased by Buyer pursuant to Section 5.3 hereof, plus costs reasonably incurred by Buyer in purchasing such Replacement Capacity, or (b) absent a purchase of any Replacement Capacity, the market price for such Designated RA Capacity not provided at the Delivery Point.

1.9	“Confirmation Agreement” has the meaning specified in the introductory paragraph hereof.

1.10	“Confirmation Effective Date” has the meaning specified in the introductory paragraph hereof.

1.11	“Contingent Firm RA Product” has the meaning specified in Section 3.3 hereof.

1.12	“Contract Price” means, for any Monthly Delivery Period, the product of the RA Capacity Flat Price and the Price Shape for such period.

1.13	“Contract Quantity” means the total Unit Contract Quantity for all Units.

1.14	“CPUC” means the California Public Utilities Commission or any successor thereto.

1.15	“CPUC Decisions” means CPUC Decisions 04-01-050, 04-10-035, 05-10-042, 06-06-064, 06-07-031 and subsequent decisions related to resource adequacy, as may be amended from time to time by the CPUC.

1.16	“Delivery Period” has the meaning specified in Section 4.1 hereof.

1.17	“Delivery Point” has the meaning specified in Section 4.2 hereof.

1.18
“Designated RA Capacity” means, for each Unit, the amount of RA Capacity that Seller provides to Buyer pursuant to this Confirmation that is certified for inclusion in RAR Showings and if applicable LAR Showings, in each case as determined or approved by the CPUC (and/or, to the extent authorized by the CPUC, by the CAISO) pursuant to the CPUC Decisions, or by an LRA having jurisdiction. Designated RA Capacity shall include those attributes associated with the capacity identified in Article 2 and Article 3 hereof.

1.19
“Downgrade Event” shall mean, with respect to each of the Parties, either that such Party no longer meets the credit requirements necessary to participate in markets operated by the CAISO or shall have become Bankrupt.

1.20	“Early Termination Date” has the meaning set forth in Section 13.1 hereof.

1.21	“Event of Default” shall have the meaning set forth in Section 13.1 hereof.

1.22	“Firm RA Product” has the meaning specified in the Section 3.2 hereof.

1.23
“Governmental Body” means any federal, state, local, municipal or other government; any governmental, regulatory or administrative agency, commission or other authority lawfully exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power; and any court or governmental tribunal.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

1.24
“LAR” means local area reliability, which is any program of localized resource adequacy requirements established for jurisdictional LSE’s by the CPUC pursuant to the CPUC Decisions, or by another LRA having jurisdiction over the LSE. LAR may also be known as local resource adequacy, local RAR, or local capacity requirement in other regulatory proceedings or legislative actions.

1.25
“LAR Attributes” means, with respect to a Unit, any and all resource adequacy attributes (or other locational attributes related to system reliability), as may be identified from time to time by the CPUC, CAISO, LRA, or other Governmental Body having jurisdiction, associated with the physical location or point of electrical interconnection of the Unit within the CAISO Control Area, that can be counted toward LAR, but exclusive of any RAR Attributes which are not associated with where in the CAISO Control Area the Unit is physically located or electrically interconnected. For clarity, it should be understood that the LAR Attributes associated with a Unit by virtue of its location or point of electrical interconnection may change as the CAISO, LRA, or other Governmental Body, defines new or re-defines existing local areas and such change will not result in a change in payments made pursuant to this transaction.

1.26
“LAR Showings” means the LAR compliance showings (or similar or successor showings) an LSE is required to make to the CPUC (and, to the extent authorized by the CPUC, to the CAISO) pursuant to the CPUC Decisions, or to an LRA having jurisdiction over the LSE.

1.27	“LRA” means a Local Regulatory Authority, as defined in the Tariff.

1.28
“LSE” means load-serving entity. LSEs may be an investor-owned utility, an electric service provider, a community aggregator or community choice aggregator, or a municipality serving load in the CAISO Control Area (excluding exports).

1.29	“Monthly Delivery Period” means each calendar month during the Delivery Period.

1.30	“Monthly RA Capacity Payment” has the meaning specified in Section 4.4 hereof.

1.31	“NERC/GADS Protocols” means the North American Electric Reliability Council (NERC) Generating Availability Data System (GADS) protocols, as may be updated from time to time.

1.32
“Non-Excusable Event” means Seller's (a) negligence, (b) failure to perform its obligations under this Confirmation, including, without limitation, the failure to cause the owner, operator or SC of a Unit to comply with the operations and maintenance standards specified in Section 8.2(f), or (c) failure to comply, or cause the owner, operator or SC of the Units to comply, with the Tariff with respect to the Units providing RAR Attributes and LAR Attributes, as applicable.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

1.33	“Outage” means any CAISO approved disconnection, separation or reduction in the capacity of any Unit that relieves all or part of the offer obligations of the Unit consistent with the Tariff.

1.34	“Performance Assurance” means collateral in the form of either cash, Letter(s) of Credit or other security acceptable to the Requesting Party.

1.35
“Planned Outage” shall have the meaning in CPUC Decisions, namely a planned, scheduled, or any other Outage for the routine repair or maintenance of the Unit, or for the purposes of new construction work, and does not include any Outage designated as either forced or unplanned as defined by the CAISO or NERC/GADS protocols.

1.36	“Price Shape” means the Price Shape specified in the Monthly Payment Price Shape Table in Section 4.4 hereof.

1.37	“Product” has the meaning specified in the introductory paragraph hereof.

1.38	“Prorated Percentage of Unit Factor” means the percentage of RA Capacity, as specified in Article 2 hereof, from the Unit that is dedicated to Buyer.

1.39
“RA Availability” means, for each Unit, expressed as a percentage, (a) the Unit's Designated RA Capacity for a Monthly Delivery Period, divided by (b) the Unit Contract Quantity, provided that a Unit's RA Availability shall not exceed [***].

1.40
“RA Capacity” means the qualifying and deliverable capacity of the Unit for RAR and LAR purposes for the Delivery Period, as determined by the CAISO, or other Governmental Body authorized to make such determination under Applicable Laws. RA Capacity encompasses both the RAR Attributes and LAR Attributes of the capacity provided by a Unit.

1.41	“RA Capacity Flat Price” means the price specified in the RA Capacity Flat Price Table in Section 4.4 hereof.

1.42	“RAR” means the resource adequacy requirements established for LSEs by the CPUC pursuant to the CPUC Decisions, or by an LRA or other Governmental Body having jurisdiction.

1.43
“RAR Attributes” means, with respect to a Unit, any and all resource adequacy attributes, as may be identified from time to time by the CPUC, LRA, or Governmental Body having jurisdiction, that can be counted toward RAR, exclusive of any LAR Attributes.

1.44
“RAR Showings” means the RAR compliance showings (or similar or successor showings) an LSE is required to make to the CPUC (and/or, to the extent authorized by the CPUC, to the CAISO), pursuant to the CPUC Decisions, or to an LRA having jurisdiction.

1.45	“Replacement Capacity” has the meaning specified in Section 5.3 hereof.

1.46	“Replacement Unit” means a generating unit meeting the requirements specified in Section 5.2 hereof.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

1.47
“Resource Category” shall be as described in the CPUC’s 2007 Filing Guide for System and Local Resource Adequacy (RA) Compliance Filings, as such may be modified, amended, supplemented or updated from time to time.

1.48	“RMR Agreement” has the meaning specified in Section 8.2(b) hereof.

1.49	“Scheduling Coordinator” or “SC” has the meaning defined in the Tariff.

1.50	“Seller” has the meaning specified in the introductory paragraph hereof.

1.51
“Supply Plan” means the supply plans, or similar or successor filings, that each Scheduling Coordinator representing RA Capacity submits to the CAISO, LRA, or other Governmental Body, pursuant to Applicable Laws, in order for that RA Capacity to count for its RAR Attributes or LAR Attributes.

1.52	“Tariff” means the tariff and protocol provisions of the CAISO, as amended or supplemented from time to time.

1.53	“Transaction” has the meaning specified in the introductory paragraph hereof.

1.54	“Unit” or “Units” shall mean the generation assets described in Article 2 hereof (including any Replacement Units), from which RA Capacity is provided by Seller to Buyer.

1.55	“Unit Contract Quantity” means the quantity of RA Capacity for a Unit as of the Confirmation Effective Date, as specified in Section 4.3 hereof.

ARTICLE 2
UNIT INFORMATION

[***]

ARTICLE 3
RESOURCE ADEQUACY CAPACITY PRODUCT

During the Delivery Period, Seller shall provide the Product to Buyer pursuant to the terms of this Confirmation. The Product shall (a) include both RAR Attributes and LAR Attributes, and (b) be a Firm RA Product or a Contingent Firm RA Product, as selected below. The Product does not confer to Buyer any right to the electrical output from the Units, other than the right to include the Designated RA Capacity associated with the Contract Quantity in RAR Showings, LAR Showings if applicable, and any other capacity or resource adequacy markets or proceedings as specified in this Confirmation. Specifically, no energy or ancillary services associated with any Unit is required to be made available to Buyer as part of this Transaction and Buyer shall not be responsible for compensating Seller for Seller's commitments to the CAISO required by this Confirmation. Seller retains the right to sell any RA Capacity from a Unit in excess of that Unit’s Contract Quantity, and any RAR Attributes or LAR Attributes not otherwise sold under this Confirmation.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

3.1  RAR and LAR Attributes

Seller shall provide Buyer with the Designated RA Capacity and the RAR Attributes and LAR Attributes from each Unit, as measured in MWs. For each Monthly Delivery Period, a Unit's Designated RA Capacity shall be equal to the product of (x) the Unit's RA Capacity, after reflecting adjustments for Outages, if any, as determined by the CPUC (and, to the extent authorized by the CPUC, by the CAISO), or by an LRA having jurisdiction, and (y) the Unit's Prorated Percentage of Unit Factor, provided that the total amount of Designated RA Capacity from all Units shall not exceed the Contract Quantity.

3.2  ☐  Firm RA Product

Seller shall provide Buyer with Designated RA Capacity from the Units in the amount of the Contract Quantity. If the Units are not available to provide the full amount of the Contract Quantity for any reason other than Force Majeure, including without limitation any Outage or any adjustment of the RA Capacity of any Unit, Seller shall provide Buyer with Designated RA Capacity from one or more Replacement Units pursuant to Section 5.2 hereof. [***]

3.3  X Contingent Firm RA Product

Seller shall provide Buyer with Designated RA Capacity from the Units in the amount of the Contract Quantity. If the Units are not available to provide the full amount of the Contract Quantity because of a Non-Excusable Event, Seller shall provide Buyer with Designated RA Capacity from one or more Replacement Units pursuant to Section 5.2 hereof. In such case, if Seller fails to provide Buyer with replacement Designated RA Capacity from Replacement Units pursuant to Section 5.2, then at Buyer’s option, (a) Seller shall be liable for damages pursuant to Section 5.4 hereof, or (b) Seller shall indemnify Buyer for penalties or fines pursuant to Section 5.5 hereof. If the Units provide less than the full amount of the Contract Quantity for any reason other than a Non-Excusable Event, Seller is not obligated to provide Buyer with replacement Designated RA Capacity or to indemnify Buyer for penalties or fines pursuant to Section 5.5 hereof.

ARTICLE 4
DELIVERY AND PAYMENT

4.1  Delivery Period

The Delivery Period shall be: [***] through [***], inclusive.

4.2  Delivery Point

The Delivery Point for each Unit shall be the CAISO Control Area and, if applicable, the LAR region in which the Unit is electrically interconnected.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

4.3  Unit Contract Quantity

The Contract Quantity of each Unit for each Monthly Delivery Period shall be:

Unit Contract Quantity (MWs)

Month	2007		2008		2009		2010		2011		2012		2013		2014
January	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
February	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
March	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
April	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
May	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
June	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
July	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
August	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
September	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
October	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
November	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
December	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

If any portion of the Unit Contract Quantity of any Unit providing a Contingent Firm RA Product is not available after the Confirmation Effective Date for reasons other than a Non-Excusable Event, the Unit Contract Quantity shall be adjusted to the product of the Unit's (a) RA Capacity following adjustment, and (b) Prorated Percentage of Unit Factor, provided that the resulting Unit Contract Quantity shall not exceed the original Unit Contract Quantity on the Confirmation Effective Date.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

4.4  Monthly RA Capacity Payment

Buyer shall make a Monthly RA Capacity Payment to Seller for each Unit, in arrears, following each Monthly Delivery Period. Each Unit's Monthly RA Capacity Payment shall be equal to [***]. Each Monthly RA Capacity Payment may be subject to reduction in accordance with Section 4.5 hereof.

RA CAPACITY FLAT PRICE TABLE

Contract Year	RA Capacity Flat Price [***]
2007	[***	]
2008	[***	]
2009	[***	]
2010	[***	]
2011	[***	]
2012	[***	]
2013	[***	]
2014	[***	]

The respective monthly Price Shape, set forth in the Monthly Payment Price Shape Table below, shall apply throughout the entire Delivery Period.

MONTHLY PAYMENT PRICE SHAPE TABLE

Contract Month	Price Shape (%)
Jan	[***	]
Feb	[***	]
Mar	[***	]
Apr	[***	]
May	[***	]
Jun	[***	]
Jul	[***	]
Aug	[***	]
Sep	[***	]
Oct	[***	]
Nov	[***	]
Dec	[***	]

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

4.5  Reduction of Monthly RA Capacity Payment (Contingent Firm RA Product only)

For any Contingent Firm RA Product, the Monthly RA Capacity Payment for each Unit shall be reduced by its RA Availability Adjustment, which is calculated as follows:

[***]

4.6  Allocation of Other Payments and Costs

Seller may retain any revenues it may receive from the CAISO or any other third party with respect to any Unit for (a) start-up, shut-down and minimum load costs, (b) capacity revenue for ancillary services, (c) energy sales, and (d) any revenues for black start or reactive power services. However, Buyer shall be entitled to receive and retain all revenues associated with the Designated RA Capacity of any Unit during the Delivery Period (including any capacity or availability revenues from RMR Agreements for any Unit, and Reliability Compensation Services Tariff capacity payments, but excluding payments described in clauses (a) and (b) above). In accordance with Section 4.4 of this Confirmation, all such revenues received by Seller, a Unit’s SC, owner, or operator shall be remitted to Buyer, and Seller shall indemnify Buyer for any such revenues that Buyer does not receive, and Seller shall pay such revenues to Buyer if the Unit’s SC, owner, or operator fails to remit those revenues to Buyer. If Seller fails to pay such revenues to Buyer, Buyer may offset any amounts owing to it for these revenues against any future amounts it may owe to Seller under this Confirmation. If a centralized capacity market develops within the CAISO region, Buyer will have exclusive rights to offer, bid or otherwise submit Designated RA Capacity provided to Buyer pursuant to this Confirmation for re-sale in such market, and retain and receive any and all related revenues.

ARTICLE 5
SELLER'S FAILURE TO DELIVER CONTRACT QUANTITY

5.1  Notices and Filings

If the Units will not be available to provide Designated RA Capacity in the full amount of the Contract Quantity for any RAR and/or LAR Showings for the Delivery Period, Seller shall, no later than the earlier of (a) [***] after the loss of any Designated RA Capacity, or (b) [***] before the relevant deadline for such RAR or LAR Showing, notify Buyer of the Designated RA Capacity of each Unit which can be included in such Showings. Seller shall, on a timely basis, submit, or cause each Unit's Scheduling Coordinator to submit, Supply Plans to identify and confirm the Designated RA Capacity of each Unit sold to Buyer. Seller shall cause the Unit’s Scheduling Coordinator to certify to Buyer, no later than the earlier of (a) [***] after the Confirmation Effective Date, or (b) [***] before the relevant deadline for any applicable RAR or LAR Showing, that Buyer will be credited with the Designated RA Capacity for the Delivery Period in the Unit’s Scheduling Coordinator’s Supply Plan. Seller shall indemnify and hold harmless Buyer from any costs, monetary penalties or fines Buyer may incur in the event any Unit’s Scheduling Coordinator fails to timely submit Supply Plans that identify Buyer’s right to the Designated RA Capacity purchased hereunder. If Seller fails to pay those costs, monetary penalties or fines, or fails to reimburse Buyer for those costs, monetary penalties or fines, then Buyer may offset any amounts owing to it under this Section 5.1 against any future amounts it may owe to Seller under this Confirmation.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

5.2  RA Capacity from Replacement Units

If Seller is required to provide Designated RA Capacity from one or more Replacement Units pursuant to Sections 3.2 or 3.3, Seller shall, at no cost to Buyer, provide Buyer with replacement RA Capacity from one or more Replacement Units, such that the total amount of Designated RA Capacity provided to Buyer from all Units and Replacement Units equals the Contract Quantity. The designation of any Replacement Unit by Seller shall be subject to Buyer’s prior written approval, which shall not be unreasonably withheld. For clarity, in the aggregate all Units and Replacement Units must provide to Buyer RAR Attributes and LAR Attributes equivalent to those that were provided by the original Units and that were sold under this Confirmation. Seller shall identify Replacement Units meeting the above requirements no later than the earlier of [***] after the loss of any Designated RA Capacity, or [***] before the relevant deadline for Buyer's RAR Showing and/or LAR Showing. Once Seller has identified in writing any Replacement Units that meet the requirements of this Section 5.2, any such Replacement Unit shall be automatically deemed to be a Unit for purposes of this Confirmation until Seller notifies Buyer, in writing, of the availability of the original Units.

For purposes of this Confirmation, Seller shall be deemed to have failed to provide Buyer with Designated RA Capacity in the full amount of the Contact Quantity if the Units and Replacement Units providing such Designated RA Capacity do not in the aggregate provide to Buyer the RAR Attributes and LAR Attributes contracted for pursuant to this Confirmation.

5.3  Purchase of Replacement Capacity

If Seller fails to provide any portion of Designated RA Capacity from Replacement Units as required by Section 5.2 hereof, Buyer may, but shall not be required to, replace any Designated RA Capacity not provided by Seller with capacity (such replacement capacity being referred to as "Replacement Capacity") having equivalent RAR and LAR Attributes compared to the Designated RA Capacity not provided by Seller. Buyer may enter into purchase transactions with one or more other parties to replace Designated RA Capacity not provided by Seller. Additionally, Buyer may enter into one or more arrangements to repurchase its obligation to sell and deliver the Product to another party, and such arrangements shall be considered to be the procurement of Replacement Capacity. Buyer shall act in a commercially reasonable manner in purchasing any Replacement Capacity.

5.4  Damages for Failure to Deliver

If Seller is required to provide Designated RA Capacity from one or more Replacement Units pursuant to Sections 3.2 or 3.3, and fails to do so pursuant to Section 5.2 hereof, then, for purposes of determining the damages due to Buyer, Seller shall pay to Buyer an amount equal to [***]. If Seller fails to pay those damages, then Buyer may offset those damages owed it against any future amounts it may owe to Seller under this Confirmation.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

5.5  Indemnities for Failure to Deliver Designated RA Capacity

Seller agrees to indemnify Buyer for any monetary penalties or fines assessed against Buyer by the CPUC or the CAISO, or an LRA having jurisdiction, resulting from: [***]. With respect to the foregoing, the Parties shall use commercially reasonable efforts to minimize such penalties and fines, [***].

ARTICLE 6
CAISO OFFER REQUIREMENTS

During the Delivery Period, except to the extent any Unit is on an Outage, or is affected by an event of Force Majeure that results in a partial or full Outage of that Unit, Seller shall either schedule or cause the Unit’s Scheduling Coordinator to schedule with, or make available to, the CAISO each Unit’s Designated RA Capacity in compliance with the Tariff, and shall perform all, or cause the Unit’s Scheduling Coordinator, owner, or operator, as applicable, to perform all obligations under the Tariff that are associated with the sale of Designated RA Capacity hereunder. Buyer shall have no liability for the failure of Seller or the failure of any Unit’s Scheduling Coordinator, owner or operator to comply with such Tariff provisions, including any penalties or fines imposed on Seller or the Unit’s Scheduling Coordinator, owner, or operator for such noncompliance.

ARTICLE 7
PLANNED OUTAGES

For Contingent Firm Products, no later than [***], Seller shall submit, or cause the Unit's Scheduling Coordinator to submit to Buyer each Unit's schedule of proposed Planned Outages ("Outage Schedule") for the following twenty four (24) month period or to the end of the Delivery Period, whichever is shorter. Within [***] after its receipt of an Outage Schedule, Buyer shall notify Seller in writing of any reasonable request for changes to the Outage Schedule, and Seller shall, consistent with Good Utility Practices, accommodate Buyer's requests regarding the timing of any Planned Outage. Seller or the Unit's Scheduling Coordinator shall notify Buyer within [***] of any change to the Outage Schedule.

Planned Outages cannot aggregate more than [***] (unless the Parties, prior to the first day of the Planned Outage, agree otherwise), and shall not be scheduled from each [***] during the Delivery Period. In the event that Seller has a previously Planned Outage that becomes coincident with a CAISO-declared system emergency, Seller shall make all reasonable efforts to reschedule such Planned Outage.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

ARTICLE 8
OTHER BUYER AND SELLER COVENANTS

8.1
Buyer and Seller shall, throughout the Delivery Period, take all commercially reasonable actions and execute any and all documents or instruments reasonably necessary to ensure Buyer's right to the use of the Contract Quantity for the sole benefit of Buyer's RAR and LAR if applicable. Such commercially reasonable actions shall include, without limitation:

(a)
Cooperating with and providing, and in the case of Seller causing each Unit’s Scheduling Coordinator, owner or operator to cooperate with and provide, requested supporting documentation to the CAISO, the CPUC, or any other Governmental Body responsible for administering RAR and/or LAR under Applicable Laws, to certify or qualify the Contract Quantity as RA Capacity and Designated RA Capacity. Such actions shall include, without limitation, providing information requested by the CPUC, or by an LRA having jurisdiction, to demonstrate for each month of the Delivery Period the ability to deliver the Contract Quantity from each Unit to the CAISO Controlled Grid for the minimum hours required to qualify as RA Capacity, and providing information requested by the CPUC, CAISO or other Governmental Body having jurisdiction to administer RAR or LAR to demonstrate that the Contract Quantity can be delivered to the CAISO Controlled Grid, pursuant to "deliverability" standards established by the CAISO, or other Governmental Body having jurisdiction to administer RAR and/or LAR; and

(b)
Negotiating in good faith to make necessary amendments, if any, to this Confirmation to conform this Transaction to subsequent clarifications, revisions or decisions rendered by the CPUC, FERC, or other Governmental Body having jurisdiction to administer RAR or LAR, so as to maintain the benefits of the bargain struck by the Parties.

8.2	Seller represents, warrants and covenants to Buyer that, throughout the Delivery Period:

(a)
Seller owns or has the exclusive right to the RA Capacity sold under this Confirmation from each Unit, and shall furnish Buyer, CAISO, CPUC or other jurisdictional LRA, or other Governmental Body with such evidence as may reasonably be requested to demonstrate such ownership or exclusive right;

(b)
No portion of the Contract Quantity has been committed by Seller to any third party in order to satisfy RAR or LAR or analogous obligations in CAISO markets, other than pursuant to an RMR Agreement between the CAISO and either Seller or the Unit’s owner or operator;

(c)	No portion of the Contract Quantity has been committed by Seller in order to satisfy RAR or LAR, or analogous obligations in any non-CAISO market;

(d)	Each Unit is connected to the CAISO Controlled Grid, is within the CAISO Control Area, and is under the control of CAISO;

(e)
In the event Seller has rights to the energy output of any Unit, and Seller or the Unit’s Scheduling Coordinator schedules energy from the Unit for export from the CAISO Control Area, or commits energy to another entity in a manner that could result in scheduling energy from the Unit for export from the CAISO Control Area, it shall do so only as allowed by, and in accordance with, Applicable Laws and such exports may, if allowed by the Tariff, be curtailed by the CAISO;

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

(f)
The owner or operator of each Unit is obligated to maintain and operate each Unit using "Good Utility Practice," as defined in the Tariff, and, if applicable, General Order 167 as outlined by the CPUC in the Enforcement of Maintenance and Operation Standards for Electric Generating Facilities Adopted May 6, 2004, and is obligated to abide by all Applicable Laws in operating such Unit, provided that the owner or operator of any Unit is not required to undertake capital improvements, facility enhancements, or the construction of new facilities;

(g)	The owner or operator of each Unit is obligated to comply with Applicable Laws, including the Tariff, relating to RA Capacity, RAR and LAR;

(h)
If Seller is the owner of any Unit, the aggregation of all amounts of LAR Attributes and RAR Attributes that Seller has sold, assigned or transferred for any Unit does not exceed that Unit’s RA Capacity;

(i)
With respect to the RA Capacity provided under this Confirmation, Seller shall, and each Unit’s SC is obligated to, comply with Applicable Laws, including the Tariff, relating to RA Capacity, RAR and LAR;

(j)	Seller has notified the SC of each Unit that Seller has transferred the Designated RA Capacity to Buyer, and the SC is obligated to deliver the Supply Plans in accordance with the Tariff; and

(k)
Seller has notified each Unit’s SC that Buyer is entitled to the revenues set forth in Section 4.6 of this Confirmation, and such SC is obligated to promptly deliver those revenues to Buyer, along with appropriate documentation supporting the amount of those revenues.

ARTICLE 9
CONFIDENTIALITY

The Parties agree that Buyer may disclose the transfer of the Designated RA Capacity under this Transaction to any Governmental Body, the CPUC, the CAISO or any LRA having jurisdiction in order to support its LAR or RAR Showings, if applicable, and Seller may disclose the transfer of the Designated RA Capacity under this Transaction to the SC of each Unit in order for such SC to timely submit accurate Supply Plans; provided, that each disclosing Party shall, to the extent reasonable, use reasonable efforts to limit the ability of any such applicable Governmental Body, CAISO, LRA or SC to further disclose such information; provided further, that the Parties agree and acknowledge that Buyer and Seller are parties to a currently effective RA Marketing Services Agreement and, pursuant to that RA Marketing Services Agreement, Buyer may make such disclosures to effectuate the purposes of that RA Marketing Services Agreement as Buyer may deem commercially necessary in the exercise of Buyer’s sole discretion. Except as otherwise expressly provided herein, neither Party shall disclose the terms or conditions of this Confirmation Agreement to a third party (other than the Party’s employees, lenders, counsel, accountants or advisors who have a need to know such information and have agreed to keep such terms confidential) except in order to comply with any applicable law, regulation, or any exchange, control area or independent system operator rule or in connection with any court or regulatory proceeding; provided, however, each Party shall, to the extent practicable, use reasonable efforts to prevent or limit the disclosure. The Parties shall be entitled to all remedies available at law or in equity to enforce, or seek relief in connection with, this confidentiality obligation.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

ARTICLE 10
BUYER’S RE-SALE OF PRODUCT
(a)  Bu
Buyer may re-sell all or a portion of the Product delivered to Buyer hereunder without Seller’s consent.

ARTICLE 11
CALIFORNIA CLIMATE ACTION REGISTRY

In accordance with CPUC Rulemaking 06-04-009, upon modification of the protocols of the California Climate Action Registry to allow generation facility-specific registration, Seller or Seller’s supplier shall promptly (i) register with the California Climate Action Registry and (ii) send Buyer notice of such registration.

ARTICLE 12
CREDIT REQUIREMENTS

12.1.
Credit Assurances to Buyer. As of the execution date of this agreement, Buyer is not requiring Performance Assurance of the Seller. If Buyer has reasonable grounds for insecurity regarding the performance of any obligation (whether or not then due) by Seller, Buyer will provide Seller with written notice requesting Performance Assurance in an amount determined by Buyer in a commercially reasonable manner that may not exceed [***] of the remaining Monthly RA Capacity Payments during the Delivery Period. Upon receipt of such notice, Seller shall have [***] to remedy the situation by providing such Performance Assurance to Buyer. In the event that Seller fails to provide such Performance Assurance, or a guaranty or other credit assurance acceptable to Buyer within ten days of receipt of notice, then an Event of Default under Article Thirteen of this Confirmation Agreement will be deemed to have occurred and Buyer will be entitled to the remedies set forth in Article Thirteen of this Confirmation Agreement.

12.2.
Downgrade Events Affecting Seller. If at any time there shall occur a Downgrade Event in respect of Seller, then Buyer may require Seller to provide Performance Assurance in an amount determined by Buyer in a commercially reasonable manner. In the event Seller shall fail to provide Buyer with such Performance Assurance or a guaranty or other credit assurance acceptable to Buyer within three business days of receipt of notice, then an Event of Default shall be deemed to have occurred and Buyer will be entitled to the remedies set forth in Article Thirteen of this Confirmation Agreement.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

12.3.
Credit Assurances to Seller. As of the execution date of this agreement, Seller is not requiring Performance Assurance of the Buyer. If Seller has reasonable grounds for insecurity regarding the performance of any obligation (whether or not then due) by Buyer, Seller will provide Buyer with written notice requesting Performance Assurance in an amount determined by Seller in a commercially reasonable manner that may not exceed [***] of the remaining Monthly RA Capacity Payments during the Delivery Period. Upon receipt of such notice, Buyer shall have [***] to remedy the situation by providing such Performance Assurance to Seller. In the event that Buyer fails to provide such Performance Assurance, or a guaranty or other credit assurance acceptable to Seller within ten days of receipt of notice, then an Event of Default under Article Thirteen of this Confirmation Agreement will be deemed to have occurred and Seller will be entitled to the remedies set forth in Article Thirteen of this Confirmation Agreement.

12.4.
Downgrade Events Affecting Buyer. If at any time there shall occur a Downgrade Event in respect of Buyer, then Seller may require Buyer to provide Performance Assurance in an amount determined by Seller in a commercially reasonable manner. In the event Buyer shall fail to provide Seller with such Performance Assurance or a guaranty or other credit assurance acceptable to Seller within [***] of receipt of notice, then an Event of Default shall be deemed to have occurred and Seller will be entitled to the remedies set forth in Article Thirteen of this Confirmation Agreement.

ARTICLE 13
EARLY TERMINATION

13.1	Events of Default.

An “Event of Default” shall mean, with respect to a Party (a “Defaulting Party”), the occurrence of any of the following:

(a)	The failure to make, when due, any payment required pursuant to this Agreement if such failure is not remedied within [***] after written notice;

(b)	Any representation or warranty made by such Party herein is false or misleading in any material respect when made or when deemed made or repeated;

(c)
The failure to perform any material covenant or obligation set forth in this Agreement (except to the extent constituting a separate Event of Default and except for such Party’s obligations to deliver or receive the Product, the exclusive remedy for which is provided in Article 5) if such failure is not remedied within [***] after written notice;

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

(d)	Such Party becomes bankrupt;

(e)	The failure of such Party to satisfy the creditworthiness requirements of Article 12 hereof; or

(f)
Such Party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all of its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer, the resulting, surviving or transferee entity fails to assume all the obligations of such Party under this Agreement to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other Party.

13.2	Declaration of an Early Termination Date and Calculation of Settlement Amounts.

If an Event of Default with respect to a Defaulting Party shall have occurred and be continuing, the other Party (the “Non-Defaulting Party”) shall have the right (i) to designate a day, no earlier than the day such notice is effective and no later than [***] after such notice is effective, as an early termination date (“Early Termination Date”) to accelerate all amounts owing between the Parties and to liquidate and terminate all, but not less than all, Transactions due (each referred to as a “Terminated Transaction”) between the Parties; (ii) withhold any payments due to the Defaulting Party under this Agreement and (iii) suspend performance. The Non-Defaulting Party shall calculate, in a commercially reasonable manner, a Settlement Amount for each Terminated Transaction as of the Early Termination Date (or, to the extent that in the reasonable opinion of the Non-Defaulting Party certain of such Terminated Transactions are commercially impracticable to liquidate and terminate or may not be liquidated and terminated under applicable law on the Early Termination Date, as soon thereafter as is reasonably practicable).

13.3	Net Out of Settlement Amounts.

The Non-Defaulting Party shall aggregate all Settlement Amounts into a single amount by: netting out (a) all Settlement Amounts that are due to the Defaulting Party, plus, at the option of the Non-Defaulting Party, any cash or other form of security then available to the Non-Defaulting Party pursuant to Article 12, plus any or all other amounts due to the Non-Defaulting Party under this Agreement against (b) all Settlement Amounts that are due to the Non-Defaulting Party, plus any or all other amounts due to the Non-Defaulting Party under this Agreement, so that all such amounts shall be netted out to a single liquidated amount (the “Termination Payment”) payable by one Party to the other. The Termination Payment shall be due to or due from the Non-Defaulting Party as appropriate.

13.4	Notice of Payment of Termination Payment.

As soon as practicable after a liquidation, notice shall be given by the Non-Defaulting Party to the Defaulting Party of the amount of the Termination Payment and whether the Termination Payment is due to or due from the Non-Defaulting Party. The notice shall include a written statement explaining in reasonable detail the calculation of such amount. The Termination Payment shall be made by the Party that owes it within [***] after such notice is effective.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

13.5	Disputes with Respect to Termination Payment.

If the Defaulting Party disputes the Non-Defaulting Party’s calculation of the Termination Payment, in whole or in part, the Defaulting Party shall, within [***] of receipt of Non-Defaulting Party’s calculation of the Termination Payment, provide to the Non-Defaulting Party a detailed written explanation of the basis for such dispute; provided, however, that if the Termination Payment is due from the Defaulting Party, the Defaulting Party shall first transfer Performance Assurance to the Non-Defaulting Party in an amount equal to the Termination Payment.

ARTICLE 14
PAYMENT AND NETTING

14.1	Billing Period.

The calendar month shall be the standard period for all payments under this Agreement. As soon as practicable after the end of each month, each Party will render to the other Party an invoice for the payment obligations, if any, incurred hereunder during the preceding month.

14.2	Timeliness of Payment.

All invoices under this Confirmation Agreement shall be due and payable in accordance with each Party’s invoice instructions on or before the later of the [***]. Each Party will make payments by electronic funds transfer, or by other mutually agreeable method(s), to the account designated by the other Party. Any amounts not paid by the due date will be deemed delinquent and will accrue interest at the Interest Rate, such interest to be calculated from and including the due date to but excluding the date the delinquent amount is paid in full. “Interest Rate” means, for any date, the lesser of (a) the per annum rate of interest equal to the prime lending rate as may from time to time be published in The Wall Street Journal under “Money Rates” on such day (or if not published on such day on the most recent preceding day on which published), plus two percent (2%) and (b) the maximum rate permitted by applicable law.

14.3	Disputes and Adjustments of Invoices.

A Party may, in good faith, dispute the correctness of any invoice or any adjustment to an invoice, rendered under this Confirmation Agreement (or otherwise) or adjust any invoice for any arithmetic or computational error within twelve (12) months of the date the invoice, or adjustment to an invoice, was rendered. In the event an invoice or portion thereof, or any other claim or adjustment arising hereunder, is disputed, payment of the undisputed portion of the invoice shall be required to be made when due, with notice of the objection given to the other Party. Any invoice dispute or invoice adjustment shall be in writing and shall state the basis for the dispute or adjustment. Payment of the disputed amount shall not be required until the dispute is resolved. Upon resolution of the dispute, any required payment shall be made within [***] of such resolution along with interest accrued at the Interest Rate from and including the due date to but excluding the date paid. Inadvertent overpayments shall be returned upon request or deducted by the Party receiving such overpayment from subsequent payments, with interest accrued at the Interest Rate from and including the date of such overpayment to but excluding the date repaid or deducted by the Party receiving such overpayment. Any dispute with respect to an invoice is waived unless the other Party is notified in accordance with this Section 14(c) within twelve (12) months after the invoice is rendered or any specific adjustment to the invoice is made. If an invoice is not rendered within twelve (12) months after the close of the month during which performance of a transaction occurred, the right to payment for such performance is waived.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

14.4	Netting of Payments.

The Parties hereby agree that they shall discharge mutual debts and payment obligations due and owing to each other on the same date pursuant to all transactions through netting, in which case all amounts owed by each Party to the other Party for the purchase and sale of Products during the monthly billing period under this Confirmation Agreement, including but not limited to any related damages calculated pursuant Article 5, interest, and payments or credits, shall be netted so that only the excess amount remaining due shall be paid by the Party who owes it.

14.5	Payment Obligation Absent Netting.

If no mutual debts or payment obligations exist and only one Party owes a debt or obligation to the other during the monthly billing period, including, but not limited to, any related damage amounts calculated pursuant to Article 5, interest, and payments or credits, that Party shall pay such sum in full when due.

ARTICLE 15
LIMITATION OF REMEDIES, LIABILITY AND DAMAGES

EXCEPT AS SET FORTH HEREIN, THERE IS NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND ANY AND ALL IMPLIED WARRANTIES ARE DISCLAIMED. THE PARTIES CONFIRM THAT THE EXPRESS REMEDIES AND MEASURES OF DAMAGES PROVIDED IN THIS CONFIRMATION AGREEMENT SATISFY THE ESSENTIAL PURPOSES HEREOF. FOR BREACH OF ANY PROVISION FOR WHICH AN EXPRESS REMEDY OR MEASURE OF DAMAGES IS PROVIDED, SUCH EXPRESS REMEDY OR MEASURE OF DAMAGES SHALL BE THE SOLE AND EXCLUSIVE REMEDY, THE OBLIGOR’S LIABILITY SHALL BE LIMITED AS SET FORTH IN SUCH PROVISION AND ALL OTHER REMEDIES OR DAMAGES AT LAW OR IN EQUITY ARE WAIVED. IF NO REMEDY OR MEASURE OF DAMAGES IS EXPRESSLY PROVIDED HEREIN, THE OBLIGOR’S LIABILITY SHALL BE LIMITED TO DIRECT ACTUAL DAMAGES ONLY, SUCH DIRECT ACTUAL DAMAGES SHALL BE THE SOLE AND EXCLUSIVE REMEDY AND ALL OTHER REMEDIES OR DAMAGES AT LAW OR IN EQUITY ARE WAIVED. NEITHER PARTY SHALL BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL, PUNITIVE, EXEMPLARY OR INDIRECT DAMAGES, LOST PROFITS OR OTHER BUSINESS INTERRUPTION DAMAGES, BY STATUTE, IN TORT OR CONTRACT, UNDER ANY INDEMNITY PROVISION OR OTHERWISE. IT IS THE INTENT OF THE PARTIES THAT THE LIMITATIONS HEREIN IMPOSED ON REMEDIES AND THE MEASURE OF DAMAGES BE WITHOUT REGARD TO THE CAUSE OR CAUSES RELATED THERETO, INCLUDING THE NEGLIGENCE OF ANY PARTY, WHETHER SUCH NEGLIGENCE BE SOLE, JOINT OR CONCURRENT, OR ACTIVE OR PASSIVE. TO THE EXTENT ANY DAMAGES REQUIRED TO BE PAID HEREUNDER ARE LIQUIDATED, THE PARTIES ACKNOWLEDGE THAT THE DAMAGES ARE DIFFICULT OR IMPOSSIBLE TO DETERMINE, OR OTHERWISE OBTAINING AN ADEQUATE REMEDY IS INCONVENIENT AND THE DAMAGES CALCULATED HEREUNDER CONSTITUTE A REASONABLE APPROXIMATION OF THE HARM OR LOSS.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

ARTICLE 16
AUDIT

Each Party has the right, at its sole expense and during normal working hours, to examine the records of the other Party to the extent reasonably necessary to verify the accuracy of any statement, charge or computation made pursuant to this Confirmation Agreement. If requested, a Party shall provide to the other Party statements evidencing the quantity delivered at the Delivery Point. If any such examination reveals any inaccuracy in any statement, the necessary adjustments in such statement and the payments thereof will be made promptly and shall bear interest calculated at the Interest Rate from the date the overpayment or underpayment was made until paid; provided, however, that no adjustment for any statement or payment will be made unless objection to the accuracy thereof was made prior to the lapse of twelve (12) months from the rendition thereof, and thereafter any objection shall be deemed waived.

ARTICLE 17
TITLE AND RISK OF LOSS

Title to and risk of loss related to the Product shall transfer from Seller to Buyer at the Delivery Point. Seller warrants that it will deliver to Buyer the Contract Quantity of the Product free and clear of all liens, security interests, claims and encumbrances or any interest therein or thereto by any person arising prior to the Delivery Point.

ARTICLE 18
ASSIGNMENT

Neither Party shall assign this Agreement or its rights hereunder without the prior written consent of the other Party, which consent may be withheld in the exercise of its sole discretion; provided, however, either Party may, without the consent of the other Party (and without relieving itself from liability hereunder), (i) transfer, sell, pledge, encumber or assign this Agreement or the accounts, revenues or proceeds hereof in connection with any financing or other financial arrangements, (ii) transfer or assign this Agreement to an affiliate of such Party which affiliate’s creditworthiness is equal to or higher than that of such Party, or (iii) transfer or assign this Agreement to any person or entity succeeding to all or substantially all of the assets whose creditworthiness is equal to or higher than that of such Party; provided, however, that in each such case, any such assignee shall agree in writing to be bound by the terms and conditions hereof and so long as the transferring Party delivers such tax and enforceability assurance as the non-transferring Party may reasonably request.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

ARTICLE 19
GOVERNING LAW

THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, ENFORCED AND PERFORMED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH PARTY WAIVES ITS RESPECTIVE RIGHT TO ANY JURY TRIAL WITH RESPECT TO ANY LITIGATION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT.

ARTICLE 20
FORWARD CONTRACT

The Parties acknowledge and agree that this Confirmation Agreement constitutes a “forward contract” within the meaning of the United States Bankruptcy Code.

ARTICLE 21
ADDITIONAL COVENANTS OF THE SELLER

As of the Effective Date, Seller makes the warranties and representations set forth below:

a.
Seller’s Specified Resource(s) are duly licensed and certificated by all applicable jurisdictional regulatory agencies and bodies. Seller has filed all required notices and requests to the applicable agencies to transfer ownership of all required licenses and permits to Seller from the prior owner of the Specific Resources, and as such will hold the necessary authorities to participate in the CAISO markets prior to the commencement of the Delivery Period.

b.	Seller meets the credit requirements necessary to participate in the CAISO markets.

c.	The Contract Quantity is owned or controlled by Seller for each Specified Resource specified above.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

d.
The Specified Resource(s) has(have) been registered with and/or certified by the CPUC and/or by the CAISO as deliverable to the Delivery Location(s); provided, that if the Specified Resource(s) is(are) are not so registered and/or certified, Seller will take all reasonable steps to assure that the Specified Resource(s) is(are) registered and/or certified prior to the commencement of the Delivery Period in the amount no less than the Contract Quantity of Capacity sold under this Confirmation Agreement.

e.	The Contract Quantity of RA Capacity sold under this Confirmation Agreement shall remain unencumbered by any other sale, any assignment, or any rights conferred to any party other than the Buyer.

f.
Seller shall not commit any portion of the Contract Quantity, including but not limited to the sale or scheduling of firm energy to any party outside the CAISO control area, until all obligations to Buyer and/or CAISO under the contract and/or the CAISO tariffs have been met or are extinguished.

ARTICLE 22
MUTUAL COOPERATION TO PRESERVE THE BENEFITS OF THE BARGAIN

Where necessary to modify this Confirmation Agreement to conform its terms and conditions to changes in circumstances or regulations affecting the benefits of the bargain struck by the Parties, the Parties agree to negotiate in good faith to modify this Confirmation Agreement so as to address such circumstances or regulations while preserving the benefits of the bargain struck by the Parties.

ARTICLE 23
MOBILE-SIERRA

Absent the agreement of all Parties to the proposed change, the standard of review for changes to any portion of this Confirmation Agreement entered into hereunder proposed by a Party, a non-party, or the Federal Energy Regulatory Commission acting sua sponte, shall be the “public interest” standard of review set forth in United Gas Pipe Line Co. v. Mobile Gas Service Corp., 350 U.S. 332 (1956) and Federal Power Commission v. Sierra Pacific Power Co., 350 U.S. 348 (1956) (the “Mobile-Sierra” doctrine).

The Parties further agree that, if and to the extent that FERC should after the Effective Date adopt any law, rule or regulation which requires that, in order to exclude application of the “just and reasonable” standard under Sections 205 and 206 of the Federal Power Act, the Parties must agree to language which varies from that set forth in clause (a) immediately above, then, without further action of either Party, such Section shall be deemed amended to incorporate the specific language adopted by FERC that requires the “public interest” standard of review.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

ARTICLE 24
ARBITRATION

Any claim, counterclaim, demand, cause of action, dispute, or controversy arising out of or relating to this Agreement or the relationship established by this Agreement, any provision hereof, the alleged breach thereof, or in any way relating to the subject matter of this Agreement, involving the Parties and/or their respective representatives (for purposes of this Section 22 only, collectively the "Claims"), even though some or all of such Claims allegedly are extra-contractual in nature, whether such Claims sound in contract, tort, or otherwise, at law or in equity, under state or federal law, whether provided by statute or the common law, for damages or any other relief, shall be resolved by binding arbitration. Arbitration shall be conducted in accordance with the rules of the Commercial Arbitration Rules of the American Arbitration Association. The validity, construction, and interpretation of this agreement to arbitrate, and all procedural aspects of the arbitration conducted pursuant hereto shall be decided by the arbitrators. In deciding the substance of the Parties' Claims, the arbitrators shall refer to the governing law identified in this Confirmation Agreement. It is agreed that the arbitrators shall have no authority to award treble, exemplary or punitive damages of any type under any circumstances whether or not such damages may be available under state or federal law, or under the Federal Arbitration Act, or under the Commercial Arbitration Rules of the American Arbitration Association, the Parties hereby waiving their right, if any, to recover any such damages. The arbitrators may award only direct compensatory damages. The arbitration proceeding shall be conducted in New York, New York. Within twenty (20) days of the notice of initiation of the arbitration procedure, the respondent shall file a response in writing. Within thirty (30) days after the response, each party shall select one arbitrator. Within twenty (20) days thereafter, the two (2) arbitrators shall select a third arbitrator. All three arbitrators are required to be neutral and impartial and shall take an oath at the first session of the arbitration affirming same. None of the three arbitrators shall have business, professional or social relationships with any of the Parties. However, upon full disclosure of such relationships, all parties may agree that the arbitrator may serve as an arbitrator. The arbitration shall proceed within sixty (60) days after the appointment of the last of the three arbitrators. The arbitrators shall render their decision (by majority rule) within twenty (20) days after the conclusion of the arbitration. New York law shall apply to the subject matter of the arbitration. To the fullest extent permitted by law, the arbitration and the award resulting from the arbitration shall be maintained in confidence by the Parties and the arbitrators.

This Confirmation Agreement shall only be effective when executed by both Parties.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

IN WITNESS WHEREOF, the Parties have caused this Confirmation Agreement to be fully executed as of the date first written above.

MMC Energy North America, LLC.	Occidental Power Services, Inc.

Per: /s /Denis Gagnon	Per: /s/ Frank Eckhart, Jr.
Name/Title: Denis Gagnon, Chief Financial Officer	Name/Title: Frank Eckhart, Jr. - VP

Date: January 26, 2007	Date: January 26, 2007

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.